                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): MAY 22, 2007

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                                  dELiA*s, INC.
            (Exact name of registrant as specified in its charter)

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      DELAWARE                       000-51648               20-3397172
(State or other jurisdiction of      (Commission File)       (IRS Employer
incorporation)                       Number                  Identification No.)

                  50 WEST 23RD STREET, NEW YORK, NEW YORK 10010
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (212) 807-9060

                   435 HUDSON STREET, NEW YORK, NEW YORK 10014
          (Former Name or Former Address, if Changed Since Last Report)

                               -------------------

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      |_|   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On May 22,  2007,  Peter D.  Goodson,  a director  of dELiA*s,  Inc.  (the
"Company"),  notified  the  Company  that  he  had  decided  not  to  stand  for re-election  to the Board of Directors of the Company at its 2007 annual meeting of  stockholders,  because the increasing role he is assuming in a number of his other  commitments  would make it  difficult  for him to devote the time that he believes is necessary to serve on the Company's board effectively. Mr. Goodson's decision not to stand for  re-election  was not as a result of any  disagreement with the Company.

      Also on May 22, 2007, the Compensation Committee of the Board of Directors
of the Company  approved  the  Company's  2007  Management  Incentive  Plan (the
"Plan"),  which  establishes  a bonus pool for the payment of cash bonus awards, based upon the Company's achievement of specified EBIT levels, as defined in the
Plan, for the fiscal year ending  February 2, 2008, to certain  employees of the
Company,  including the following named executive  officers:  Robert E. Bernard,
Chief Executive Officer;  Walter Killough,  Chief Operating Officer;  Stephen A.
Feldman,  Chief Financial Officer;  and David Desjardins,  Chief Stores Officer.
Set forth below are the  percentages of base salary each of the named  executive officers would receive under the Plan in the event that the Company achieves the indicated  EBIT  levels,  as defined in the Plan,  for its  fiscal  year  ending
February 2, 2008:

Name                     Threshold EBIT         Target EBIT         Stretch EBIT
------------------       --------------         -----------         ------------
Robert E. Bernard             45%                    90%                 120%
Walter Killough               30%                    60%                  80%
Stephen A. Feldman            15%                    30%                  40%
David Desjardins              15%                    30%                  40%

      The  threshold,  target and stretch EBIT levels have been set at specified amounts in excess of a base EBIT level for fiscal 2007  approved by the Board of
Directors.  To the extent that the Company's EBIT for fiscal 2007 exceeds any of the specified  levels,  the bonus awards payable to each of the named  executive officers would be subject to proportionate increase.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                     dELiA*s, INC.
                                     (Registrant)

Date: May 25, 2007                   By: /s/ Stephen A. Feldman
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                                     Stephen A. Feldman, Chief Financial Officer